Exhibit 10.9

                             NOTE PAYABLE ON DEMAND

$75,000                                                         November 3, 1999

      FOR VALUE RECEIVED, YouNetwork Corporation, ("Maker") on demand promises to pay Dalia Silverman (the "Lender") or order, the sum of $75,000 ("Principal Balance") with interest at the rate of seven percent (7%) per annum as follows:

      1. Prepayment. This Note may be prepaid in whole or in part by Maker without the prior written consent of Lender.

      2. Payment. Payments shall be made at the address of the Lender, or at any other place Lender designates in writing from time to time, and shall be in lawful money of the United States of America.

      3. Acceleration. The Principal Balance and interest shall immediately become due and payable (without demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand, all of which Maker hereby waives) if:

            a. Maker makes an assignment for the benefit of creditors, or a trustee or receiver of Maker or of a substantial portion of its assets is appointed, and the trustee or receiver is not discharged thirty (30) days; or

            b. Any proceeding involving Maker is voluntarily commenced by Maker under any bankruptcy, reorganization, insolvency, readjustment of debt, marshalling of assets and liabilities, dissolution, or liquidation law or statute of the United States or of any state, or a proceeding of this nature is involuntarily instituted against Maker, and

            Maker by any action  indicates  its  approval  of, or consent to, or
            acquiescence   in,  the  proceeding,   or  the  proceeding   remains
            undismissed for thirty (30) days.

      4. Costs of collection; Form. If Maker fails to make timely the payments required hereby, Maker shall pay all costs of collection when incurred including, without limitation, attorneys' fees and expenses and court costs. Such costs will be added to the balance of principal and interest then due. Maker may bring suit in the courts of such state to whom jurisdiction Maker submits.

      5. Failure or delay non-waiver. Failure of the holder hereof to assert any right contained herein, or delay in asserting any such right, shall not be deemed a waiver of that right.

      6. Non-Negotiability. This Note may not be transferred, assigned, pledged or negotiated without the written consent of Maker, which shall not be unreasonably withheld. This Note is subject to all the terms, conditions, warranties, representations, and covenants contained in the Agreements.

      7. Waiver of procedural defenses. Maker waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand in connection with this Note.

      8. Modifications. This Note may not be changed, modified or amended, or terminated, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement thereof is sought.

      9. Choice of law. This Note shall be governed by and construed in accordance with the laws of the state of New York.

      10. Promises binding. This Note shall be binding upon Maker and Maker's successors, and assigns.

                                       YOUNETWORK CORPORATION

                                       By:______________________________________
                                                 Kyle S. Taylor, President

                             NOTE PAYABLE ON DEMAND

$25,000                                                         December 8, 1999

      FOR VALUE RECEIVED, YouNetwork Corporation, ("Maker") on demand promises to pay Dalia Silverman (the "Lender") or order, the sum of $25,000 ("Principal Balance") with interest at the rate of seven percent (7%) per annum as follows:

      1. Prepayment. This Note may be prepaid in whole or in part by Maker without the prior written consent of Lender.

      2. Payment. Payments shall be made at the address of the Lender, or at any other place Lender designates in writing from time to time, and shall be in lawful money of the United States of America.

      3. Acceleration. The Principal Balance and interest shall immediately become due and payable (without demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand, all of which Maker hereby waives) if:

            a. Maker makes an assignment for the benefit of creditors, or a trustee or receiver of Maker or of a substantial portion of its assets is appointed, and the trustee or receiver is not discharged thirty(30) days; or

            b. Any proceeding involving Maker is voluntarily commenced by Maker under any bankruptcy, reorganization, insolvency, readjustment of debt, marshalling of assets and liabilities, dissolution, or liquidation law or statute of the United States or of any state, or a proceeding of this nature is involuntarily instituted against Maker, and

            Maker by any action  indicates  its  approval  of, or consent to, or
            acquiescence   in,  the  proceeding,   or  the  proceeding   remains
            undismissed for thirty (30) days.

      4. Costs of collection; Form. If Maker fails to make timely the payments required hereby, Maker shall pay all costs of collection when incurred including, without limitation, attorneys' fees and expenses and court costs. Such costs will be added to the balance of principal and interest then due. Maker may bring suit in the courts of such state to whom jurisdiction Maker submits.

      5. Failure or delay non-waiver. Failure of the holder hereof to assert any right contained herein, or delay in asserting any such right, shall not be deemed a waiver of that right.

      6. Non-Negotiability. This Note may not be transferred, assigned, pledged or negotiated without the written consent of Maker, which shall not be unreasonably withheld. This Note is subject to all the terms, conditions, warranties, representations, and covenants contained in the Agreements.

      7. Waiver of procedural defenses. Maker waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand in connection with this Note.

      8. Modifications. This Note may not be changed, modified or amended, or terminated, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement thereof is sought.

      9. Choice of law. This Note shall be governed by and construed in accordance with the laws of the state of New York.

      10. Promises binding. This Note shall be binding upon Maker and Maker's successors, and assigns.

                                       YOUNETWORK CORPORATION

                                       By:______________________________________
                                                 Kyle S. Taylor, President

                             NOTE PAYABLE ON DEMAND

$37,500                                                        December 20, 1999

      FOR VALUE RECEIVED, YouNetwork Corporation, ("Maker") on demand promises to pay Dalia Silverman (the "Lender") or order, the sum of $37,500 ("Principal Balance") with interest at the rate of seven percent (7%) per annum as follows:

      1. Prepayment. This Note may be prepaid in whole or in part by Maker without the prior written consent of Lender.

      2. Payment. Payments shall be made at the address of the Lender, or at any other place Lender designates in writing from time to time, and shall be in lawful money of the United States of America.

      3. Acceleration. The Principal Balance and interest shall immediately become due and payable (without demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand, all of which Maker hereby waives) if:

            a. Maker makes an assignment for the benefit of creditors, or a trustee or receiver of Maker or of a substantial portion of its assets is appointed, and the trustee or receiver is not discharged thirty(30) days; or

            b. Any proceeding involving Maker is voluntarily commenced by Maker under any bankruptcy, reorganization, insolvency, readjustment of debt, marshalling of assets and liabilities, dissolution, or liquidation law or statute of the United States or of any state, or a proceeding of this nature is involuntarily instituted against Maker, and

            Maker by any action  indicates  its  approval  of, or consent to, or
            acquiescence   in,  the  proceeding,   or  the  proceeding   remains
            undismissed for thirty (30) days.

      4. Costs of collection; Form. If Maker fails to make timely the payments required hereby, Maker shall pay all costs of collection when incurred including, without limitation, attorneys' fees and expenses and court costs. Such costs will be added to the balance of principal and interest then due. Maker may bring suit in the courts of such state to whom jurisdiction Maker submits.

      5. Failure or delay non-waiver. Failure of the holder hereof to assert any right contained herein, or delay in asserting any such right, shall not be deemed a waiver of that right.

      6. Non-Negotiability. This Note may not be transferred, assigned, pledged or negotiated without the written consent of Maker, which shall not be unreasonably withheld. This Note is subject to all the terms, conditions, warranties, representations, and covenants contained in the Agreements.

      7. Waiver of procedural defenses. Maker waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand in connection with this Note.

      8. Modifications. This Note may not be changed, modified or amended, or terminated, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement thereof is sought.

      9. Choice of law. This Note shall be governed by and construed in accordance with the laws of the state of New York.

      10. Promises binding. This Note shall be binding upon Maker and Maker's successors, and assigns.

                                       YOUNETWORK CORPORATION

                                       By:______________________________________
                                                 Kyle S. Taylor, President

                             NOTE PAYABLE ON DEMAND

$50,000                                                        January 20, 2000

      FOR VALUE RECEIVED, YouNetwork Corporation, ("Maker") on demand promises to pay Dalia Silverman (the "Lender") or order, the sum of $50,000 ("Principal Balance") with interest at the rate of seven percent (7%) per annum as follows:

      1. Prepayment. This Note may be prepaid in whole or in part by Maker without the prior written consent of Lender.

      2. Payment. Payments shall be made at the address of the Lender, or at any other place Lender designates in writing from time to time, and shall be in lawful money of the United States of America.

      3. Acceleration. The Principal Balance and interest shall immediately become due and payable (without demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand, all of which Maker hereby waives) if:

            a. Maker makes an assignment for the benefit of creditors, or a trustee or receiver of Maker or of a substantial portion of its assets is appointed, and the trustee or receiver is not discharged thirty(30) days; or

            b. Any proceeding involving Maker is voluntarily commenced by Maker under any bankruptcy, reorganization, insolvency, readjustment of debt, marshalling of assets and liabilities, dissolution, or liquidation law or statute of the United States or of any state, or a proceeding of this nature is involuntarily instituted against Maker, and

            Maker by any action  indicates  its  approval  of, or consent to, or
            acquiescence   in,  the  proceeding,   or  the  proceeding   remains
            undismissed for thirty (30) days.

      4. Costs of collection; Form. If Maker fails to make timely the payments required hereby, Maker shall pay all costs of collection when incurred including, without limitation, attorneys' fees and expenses and court costs. Such costs will be added to the balance of principal and interest then due. Maker may bring suit in the courts of such state to whom jurisdiction Maker submits.

      5. Failure or delay non-waiver. Failure of the holder hereof to assert any right contained herein, or delay in asserting any such right, shall not be deemed a waiver of that right.

      6. Non-Negotiability. This Note may not be transferred, assigned, pledged or negotiated without the written consent of Maker, which shall not be unreasonably withheld. This Note is subject to all the terms, conditions, warranties, representations, and covenants contained in the Agreements.

      7. Waiver of procedural defenses. Maker waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, notice of protest, or any other notice or demand in connection with this Note.

      8. Modifications. This Note may not be changed, modified or amended, or terminated, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement thereof is sought.

      9. Choice of law. This Note shall be governed by and construed in accordance with the laws of the state of New York.

      10. Promises binding. This Note shall be binding upon Maker and Maker's successors, and assigns.

                                       YOUNETWORK CORPORATION

                                       By:______________________________________
                                                 Kyle S. Taylor, President


                                        3